Statement of Additional Information
December 28, 2015
(Revised January 14, 2016)

MARSHFIELD CONCENTRATED OPPORTUNITY FUND
(MRFOX)

Series of
ULTIMUS MANAGERS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Marshfield Concentrated Opportunity Fund (the “Fund”) dated December 28, 2015, which may be supplemented from time to time (the “Prospectus”).  This SAI is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus may be obtained without charge, upon request, by writing the Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling toll-free 1-855-691-5288.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	11
CALCULATION OF SHARE PRICE	13
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	14
SPECIAL SHAREHOLDER SERVICES	14
MANAGEMENT OF THE TRUST	15
INVESTMENT ADVISER	21
PORTFOLIO TRANSACTIONS	23
THE DISTRIBUTOR	25
OTHER SERVICE PROVIDERS	25
GENERAL INFORMATION	27
ADDITIONAL TAX INFORMATION	31
FINANCIAL STATEMENTS	35
APPENDIX A (TRUSTEES AND OFFICERS)	36
APPENDIX B (TRUST’S PROXY VOTING POLICIES AND PROCEDURES)	40
APPENDIX C (ADVISER’S PROXY VOTING POLICIES AND PROCEDURES)	43

STATEMENT OF ADDITIONAL INFORMATION

The Marshfield Concentrated Opportunity Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end management investment company. The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012.  The Fund’s investments are managed by Marshfield Associates, Inc. (the “Adviser”). For further information on the Fund, please call 1-855-691-5288.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus.  All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus.

General Investment Risks. Prices of securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will likely decline.

Diversification. The Fund is non-diversified. A non-diversified fund is a fund that does not satisfy the definition of a “diversified company” set forth in the Investment Company Act of 1940 (the “1940 Act”). A “diversified company” means that as to 75% of the Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer. As a result of being a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer and hold securities in only a few issuers.

Since the Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund will seek to limit its investment, excluding cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Fund’s total assets will be invested in the securities of a single issuer nor represent more than 10% of the issuer’s outstanding voting securities.

Because the Fund may invest a great percentage of its assets in the securities of fewer issuers, the Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

Equity Securities.  The equity portion of the Fund’s portfolio will generally be comprised of common stock traded on domestic securities exchanges or over-the counter markets.  The prices of equity in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will likely decline.

Common Stock. The Fund may purchase common stock. Prices of common stock may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose stock the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund potential loss. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all stocks, which also result in losses for the Fund. Market declines may continue for any indefinite period, and investors should understand that during temporary or extended bear markets, the value of common stocks would decline.

Preferred Stock.  The Fund may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Preferred stocks may include the obligation to pay a stated dividend.  The price of preferred stocks could depend more on the size of the dividend than on the company’s performance.  If a company fails to pay the dividend, its preferred stock is likely to drop in price.  Changes in interest rates can also affect the price of preferred stock.

Convertible Securities. In addition to common and preferred stocks, the Fund may invest in securities convertible into common stock such as convertible bonds, convertible preferred stocks, and warrants. Convertible bonds are fixed income securities that may be converted at a stated price within a specified period into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock. Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock). Although to a lesser extent than with fixed-income securities, the market value of convertible bonds tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible bonds tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Warrants and Rights.  The Fund may purchase warrants and rights, or it may acquire ownership of such investments by virtue of its ownership of common stocks. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. The holders of warrants and rights have no voting rights, and receive no dividends, with respect to the equity interests underlying warrants or rights, and will have no rights with respect to the assets of the issuer, until the warrant or right is exercised.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Foreign Securities. The Fund may invest in securities issued by foreign governments or foreign corporations, directly or indirectly through ETFs or derivative transactions (e.g., foreign currency futures). The Fund may invest in securities of foreign issuers that trade on U.S. and foreign stock exchanges or in the form of American Depositary Receipts (“ADRs”).

ADRs are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges. ADRs, in registered form, are designed for use in the U.S. securities markets. ADRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Investments in ADRs are subject to risks similar to those associated with direct investments in foreign securities. The Fund intends to invest primarily in foreign securities that are listed on U.S. stock exchanges.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards, and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit less liquidity and greater price volatility than securities of U.S. companies. Changes in foreign exchange rates will affect the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar. Therefore, to the extent the Fund invests in a foreign security, which are denominated or quoted in currencies other than the U.S. dollar, there is the risk that the value of such security will decrease due to changes in the relative value of the U.S. dollar and the securities underlying foreign currency. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, generally higher commission rates on foreign portfolio transactions, and transaction costs of foreign currency conversions. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. In addition, foreign securities and dividends and interest payable on those securities, may be subject to foreign taxes, including taxes withheld from payments on those securities.

Investment Companies.  The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and ETFs. The Fund expects to rely on Rule 12d1-1 under the 1940 Act, when purchasing shares of a money market fund.  Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment Adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund generally expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Adviser considers optimal. Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, Fund investors will indirectly bear fees and expenses charged by underlying investment companies in which the Funds invest, in addition to the Funds’ direct fees and expenses.

Exchange Traded Funds (“ETFs”).   The Fund may invest in one or more ETFs. Index-based ETFs are typically investment companies that hold a portfolio of common stock generally designed to track the performance of a securities index or sector of an index. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF.  In addition, all ETFs will have costs and expenses that will be passed on to the Funds and these costs and expenses will in turn increase the expenses of the Fund.  Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the net asset value of the Funds; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

In purchasing ETFs, the Fund will be subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Fund may enter into such agreements with one or more Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation.

Money Market Instruments.  The Fund may invest in money market instruments, which may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein. Money market instruments also may include Bankers’ Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies. The Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Banker’s Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance, therefore, carries the full faith and credit of such bank.

A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund may invest in Commercial Paper of any rating. Commercial Paper may include Master Notes of the same quality.

Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Debt Securities.  The Fund may invest in corporate debt securities and U.S. Government obligations.  Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor’s or any comparable rating by another NRSRO or, if unrated, as determined by the Adviser to be of comparable quality.

“U.S. Government obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government.  U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Any guarantee of the U.S. government will not extend to the yield or value of the Fund’s shares.

Repurchase Agreements.  The Fund may invest in repurchase agreements.  A repurchase agreement transaction occurs when an investor purchases a security (normally a U.S. government security from a counterparty with the understanding that the Fund will later resell the security to the same counterparty (normally a member bank of the Federal Reserve or a registered government securities dealer).  The Fund’s initial purchase is essentially a loan that is collateralized by the security (or securities substituted for them under the repurchase agreement). The Fund must return the security to the counterparty when the counterparty repurchases it at a later date and higher price. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale normally will occur within one to seven days of the purchase.  Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Adviser will consider the creditworthiness of the counterparty. If the counterparty fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that would cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Illiquid Securities.  The Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities are securities that may be difficult to sell promptly (generally within seven days) at approximately their current value because of a lack of an available market and other factors. Under the supervision of the Trust’s Board of Trustees (the “Board”), the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The sale of some illiquid and other types of securities may be subject to legal restrictions.

Certain restricted securities are illiquid unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”). Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. 144A Securities determined by the Adviser to be liquid, subject to the oversight of the Board, shall not be deemed “illiquid securities”.

If the Fund invests in securities for which there is no ready market, it may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Borrowing Money. The Fund does not intend to borrow money for the purpose of purchasing securities, but may, subject to the restrictions of the 1940 Act, borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33⅓% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Adviser has determined are creditworthy under guidelines established by the Trustees. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any dividends or interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Fund invests the cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Fund would be required to repay the borrower out the Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Adviser normally intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Adviser has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Adviser otherwise believes it necessary to vote.

Economic and Regulatory Risks. Although the U.S. economy has seen gradual improvement over the years, the effects of the global financial crisis that began to unfold in 2007 continue to exist and economic growth has been slow and uneven. In response to the crisis, the U.S. and other governments and the Federal Reserve and other foreign central banks took steps to support financial markets, including by keeping interest rates at historically low levels. It is unclear how long this support will last and at what levels. Reduction or withdrawal of support by the U.S. and the Federal Reserve and/or by other governments and their central banks, failure of such efforts or support in response to the crisis, or investor perception that such efforts or support are not succeeding could negatively affect financial markets generally, as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities, including securities held by the Fund.

In addition, policy and legislative changes in the U.S. and in other countries have been implemented that are affecting many aspects of the financial markets and imposing additional regulatory requirements. Given the broad scope, sweeping nature, and relatively recent enactment of some of these changes, the potential impact they could have on securities held by the Fund is unclear and may not be fully known for some time. These changes and any future regulatory change could adversely affect the Fund.

Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other operational disruptions. Successful cybersecurity breaches of the Fund or the Fund’s Adviser, distributor, custodian, the transfer agent or other third party services providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, cause the release of private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund relies on third party service providers for many of the day-to-day operations, and is therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Funds from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Temporary Defensive Positions. The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Portfolio Turnover. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. Portfolio turnover will not be a factor in making buy and sell decisions for the Fund.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities. See the Prospectus for more information about the Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy:

1.            Borrowing Money. The Fund will not borrow money except as permitted under the 1940 Act.  For example, subject to the restrictions of the 1940 Act the Fund may borrow money from banks to meet redemption requests or for extraordinary or emergency purposes.

2.            Senior Securities. The Fund will not issue senior securities, except as permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.            Underwriting. The Fund will not act as underwriter, except to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.            Real Estate. The Fund will not directly purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.            Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options, forward contracts, or futures contracts, including those relating to indices, or options on futures contracts or indices, or from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.            Loans. The Fund will not make loans to other persons, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.            Concentration. The Fund will not invest more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government (including its agencies and instrumentalities) or state or municipal governments and their political subdivisions (other than revenue bonds issued in connection with an identifiable industry; e.g., healthcare or education) or repurchase agreements with respect thereto, or investments in registered investment companies.

With respect to the “fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets.

CALCULATION OF SHARE PRICE

The share price or NAV of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading.  Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. The National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recently quoted bid price. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. Foreign securities are normally valued on the basis of fair valuation prices obtained from independent third-party pricing services approved by the Board, which are generally determined with consideration given to any change in price of the foreign security and any other developments related to the foreign security since the last sale price on the exchange on which such foreign security primarily traded and the close of regular trading on the NYSE. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The methods used by independent pricing services and the quality of valuations so established are reviewed by the Adviser and the Administrator under the general supervision of the Board. To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis. Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind”. This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of liquid securities equal in market value to your shares.  Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month, or both. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Transfer of Registration. To transfer shares to another owner, send a written request to Marshfield Concentrated Opportunity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) if it is for a new account, a completed account application, or if it is an existing account, the account number; (iv) Medallion signature guarantees (See the heading “How to Redeem Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for management and supervision of the Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, four of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Attached in Appendix A is a list of the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are Independent Trustees are identified in the table.

Leadership Structure and Qualifications of Trustees. As of January 1, 2016, the Board consists of five Trustees, four of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust. In addition to the Fund, the Trust currently consists of the following series:
•	Alambic Small Cap Value Plus Fund managed by Alambic Investment Management, L.P. of, San Francisco, CA;
•	APEXcm Small/Mid Cap Growth Fund managed by Apex Capital Management, Inc. of Dayton, Ohio;
•	Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund managed by Barrow Street Advisors LLC of Stamford, Connecticut;
•	Blue Current Global Dividend Fund managed by Edge Advisors, LLC of Atlanta, Georgia;
•	Cincinnati Asset Management Funds: Broad Market Strategic Income Fund managed by Cincinnati Asset Management, Inc. of Cincinnati, Ohio;
•	Galapagos Partners Select Equity Fund managed by Galapagos Partners, L.P. of Houston, Texas;

•	Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund managed by Lyrical Asset Management LP of New York, New York;
•	Ryan Labs Core Bond Fund managed by Ryan Labs, Inc. of New York, New York;
•	Topturn OneEighty Fund managed by Topturn Fund Advisors, LLC of Monterey, CA; and
•	Wavelength Interest Rate Neutral Fund managed by Wavelength Capital Management, LLC of New York, New York;
•	Waycross Long/Short Equity Fund managed by Waycross Partners, LLC of Louisville, Kentucky.

The Board has engaged the above-named investment advisers to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisers and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”).

The Board meets at least four times throughout the year. The Board generally meets in person, but may meet by telephone as permitted by the 1940 Act. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership.   The Board is led by its Chairman, who is also an Independent Trustee. The Chairman presides at all Board Meetings. The Chairman facilitates communication and coordination between the Trustees and management. He also reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairman works closely with Trust counsel and counsel to the Independent Trustees. The Chairman is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairman and four out of five Trustees as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committee. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (v) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand.. In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust. Messrs. Deptula, Davis and Discepoli and Ms. Cohen are the members of the Committee of Independent Trustees. Mr. Deptula is the Chairman of the Committee and presides at its meetings. The Committee of Independent Trustees met four times during the prior fiscal year.

Qualifications of the Trustees. The Committee of Independent Trustees reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee Qualifications listed above, each of the Trustees has additional Trustee Qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as follows:

Interested Trustee

Robert G. Dorsey is a co-founder of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Mr. Dorsey has served as President and Managing Director of Ultimus since its founding in 1999. Mr. Dorsey has over 30 years of experience in the mutual fund servicing industry. He holds a B.S. from Christian Brothers University and is a Certified Public Accountant (inactive). Mr. Dorsey has been a Trustee since February 2012.

Independent Trustees

John J. Discepoli is the owner of Discepoli Financial Planning, LLC, a personal financial planning firm. He founded the firm in November 2004. Mr. Discepoli has over 15 years of experience in the financial services industry. He holds a BBA in Accounting from University of Notre Dame and received a certificate from the Executive Development Program of Northwestern University – Kellogg School of Management. Mr. Discepoli is a Certified Public Accountant and Personal Financial Specialist. Mr. Discepoli has been a Trustee since June 2012.

John C. Davis has been a private business consultant since May 2011. Prior to providing consulting services, Mr. Davis was a partner with PricewaterhouseCoopers LLP (PwC) from October 1984 through his retirement in June 2010. Mr. Davis joined PwC in 1974. During his tenure as a partner at PwC he was responsible for audit services to PwC clients – principally clients in investment management and related financial services industries. Mr. Davis holds a B.S. in Accounting from Indiana State University and is a Certified Public Accountant. Mr. Davis has been a Trustee since June 2012.

David M. Deptula has served as Vice President of Legal and Special Projects for Dayton Freight Lines, Inc. since February 1, 2016. Prior to that position, Mr. Deptula was Vice President of Tax Treasury for Standard Register, Inc. (a company that provides solutions for companies to manage their critical communications, previously The Standard Register Company) since November 2011. (Standard Register, Inc., a newly formed subsidiary of Taylor Corporation, purchased assets of The Standard Register Company on July 31, 2015.) Prior to joining Standard Register, Mr. Deptula was a Tax Partner at Deloitte Tax LLP. Mr. Deptula joined Deloitte in 1984 and remained with Deloitte until October of 2011. During his tenure at Deloitte, he was actively involved in providing tax accounting services to open-end mutual funds and other financial services companies. Mr. Deptula holds a B.S. in Accounting from Wright State University and a Juris Doctor from University of Toledo. He is also a Certified Public Accountant. Mr. Deptula has been a Trustee since June 2012.

Janine L. Cohen was an executive at AER Advisors, Inc. ("AER") from 2004 through her retirement in 2013. Ms. Cohen served as Chief Financial Officer throughout this time and served as Chief Compliance Officer from 2008 to 2013. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to her tenure at AER, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been a Trustee since January 2016.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer (the “CCO”), the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser, for the Fund’s investment and trading activities, and certain service providers. The actual day-to-day risk management for the Fund resides with the Adviser and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities. The Board also receives quarterly reports from the Fund’s administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Fund’s investment advisory agreement, the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2014.

Name of Trustee	Dollar Range of Shares owned by Trustee in
	Marshfield Concentrated Opportunity Fund	All Funds in the Trust
Interested Trustee
Robert G. Dorsey	None	$50,001 - $100,000
Independent Trustees
John J. Discepoli	None	None
John C. Davis	None	$10,001 - $50,000
David M. Deptula	None	None
Janine L. Cohen*	None	None

*	Ms. Cohen's term as Trustee commenced January 1, 2016

Ownership In Fund Affiliates. As of the date of this SAI, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Adviser, the Distributor or any affiliate of the Adviser or Distributor.

Trustee Compensation.  No director, officer or employee of the Adviser or Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Independent Trustee receives a $500 per meeting fee and a $500 annual retainer for each series of the Trust.  The Trust reimburses each Trustee and officer for his travel and other expenses incurred in attending meetings.

The following table provides the estimated amount of compensation payable to each of the Trustees during the Fund’s first fiscal year of operations, which will conclude August 31, 2016:

Name of Trustee	Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Interested Trustee
Robert G. Dorsey	None	None	None	None
Independent Trustees
John J. Discepoli	$2,500	None	None	$29,250
John C. Davis	$2,500	None	None	$29,250
David M. Deptula	$2,500	None	None	$29,250
Janine L. Cohen*	$2,000	None	None	$39,375

*	Ms. Cohen's term as Trustee commenced January 1, 2016

Principal Holders of Voting Securities. As of January 12, 2016, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) 28.44% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record or beneficially more than 5% of the outstanding shares of beneficial interest of the Fund:

Name and Address of Owner	Percentage Ownership
Christopher M. Niemczewski 21 Dupont Circle NW, Suite 500 Washington, DC 20036	28.44%
Elise J. Hoffmann 21 Dupont Circle NW, Suite 500 Washington, DC 20036	25.22%
Melissa Vinick Gilbert 21 Dupont Circle NW, Suite 500 Washington, DC 20036	23.94%
Carolyn Miller 21 Dupont Circle NW, Suite 500 Washington, DC 20036	8.11%

A shareholder owning of record or beneficially more than 25% of the Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than the vote of other shareholders.

INVESTMENT ADVISER

Marshfield Associates, Inc., 21 Dupont Circle NW, Suite 500, Washington, D.C. 20036, serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated December 27, 2015 (the “Investment Advisory Agreement”).  The Adviser was organized in 1989 and also provides investment advisory services to individuals, pensions and profit-sharing plans, trusts, estates, charitable organizations, corporations or other business entities, and municipalities.

Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio.

The Investment Advisory Agreement is effective for an initial two-year period and will be renewed for periods of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the applicable Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  The Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The Fund pays the Adviser a monthly fee computed at the annual rate of 1.00% of its average daily net assets.  The Adviser has agreed to reduce its investment advisory fees and to pay Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.25% of the Fund’s average daily net assets until December 31, 2018.  Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

The Adviser manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board. The Adviser is responsible for investment decisions, and provides the Fund with a portfolio manager to execute purchases and sales of securities. The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Because the Fund is newly organized, no information regarding the Advisory fees paid to the Adviser is included in this SAI.

Portfolio Manager

The Fund is co-managed by Christopher M. Niemczewski and Elise J. Hoffmann (the “Portfolio Managers”), who has primary responsibility for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of September 30, 2015.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (million)	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance (million)
Christopher M. Niemczewski	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1,975	$1,852	1	$0.86
	Other Accounts	1	$2,401	1	1.56

Elise J. Hoffmann	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	1,975	$1,852	1	$0.86
	Other Accounts	1	$2.401	1	1.56

Potential Conflicts of Interest

Other Accounts. The Portfolio Managers’ management of the other accounts (the “Other Accounts”) may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the Other Accounts, on the other.  A potential conflict of interest may arise where another account has the same investment objective as the Fund, is compared to the same index as the Fund, or otherwise holds, purchases or sells securities that are eligible to be held, purchased or sold by the Fund. In such situations the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Investment Opportunities. The Fund’s investment objectives, strategies, and restrictions may be the same or substantially similar to one or more Other Accounts. As a result, the Adviser must allocate investment opportunities between the Fund and those Other Accounts. In many cases, the Fund and Other Accounts may all participate in opportunities to buy or sell a liquid security, and the Adviser will buy or sell the same security for the Fund and Other Accounts at essentially the same time. However, this may not always be the case: The Adviser may determine to buy or sell different securities for some accounts than for other accounts, or to buy or sell the same securities for some accounts at different times or in different proportions than for other accounts. This may be due to, among other things, limitations on the availability of particular opportunities, differences in investment objectives or strategies, other factors affecting the appropriateness or suitability of particular transactions for particular accounts, differences in accounts’ cash availability or ability to borrow, and/or differences in redemptions or withdrawals or new share purchasers or capital contributions. As a result, at any time the Fund’s portfolio may differ from that of Other Accounts that have similar or overlapping investment objectives or strategies.

Compensation

Mr. Niemczewski receives a salary and is a principal owner of the Adviser.  Ms. Hoffmann receives a salary and is an owner of the Adviser.

Ownership of Fund Shares

The table below shows the value of shares of the Fund beneficially owned by the Portfolio Managers of the Fund as of January 12, 2016 stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Christopher M. Niemczewski	F
Elise J. Hoffmann	F

PORTFOLIO TRANSACTIONS

Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board and in accordance with the Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment consistent with its obligation to seek best execution and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund. While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

Consistent with the foregoing, under Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Adviser may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Adviser to determine and track investment results; and trading systems that allow the Adviser to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Adviser may also be used by the Adviser for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Adviser will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

Subject to the requirements of the 1940 Act and procedures adopted by the Board, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus Fund Solutions, LLC. Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and serve as a Trustee and officer, respectively, of the Trust.

By its terms, the Distribution Agreement is for an initial term of two years and will continue in effect year-to-year thereafter so long as such continuance is approved at least annually by (1) the Board or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services by the Fund.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Investment Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

•	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;
•	assembles reports required to be filed with the SEC and files such completed reports with the SEC;
•	files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;
•	assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and
•	makes such reports and recommendations to the Board upon its reasonable request.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.

Because the Fund is newly organized, no information regarding the fees paid by the Fund to Ultimus is included in this SAI.

Unless sooner terminated as provided therein, the Service Agreements between the Trust, on behalf of the Fund, and Ultimus will continue in effect until October 27, 2017 and, unless otherwise terminated as provided in the Service Agreements, are renewed automatically thereafter for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian

MUFG Union Bank, N.A., located at 350 California Street, Suite 2018, San Francisco, CA 94104, (the “Custodian”) serves as custodian to the Fund pursuant to a Custody Agreement. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd. located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 serves as the independent registered public accounting firm for the Fund and to audit the financial statements of the Fund and assist in preparing the Fund’s federal, state, and excise tax returns for the fiscal year ending August 31, 2016.

Legal Counsel

Kilpatrick Townsend & Stockton LLP, located at 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Ultimus provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures.

GENERAL INFORMATION

Description of Shares

The Trust’s Declaration of Trust authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to the Fund and each Fund class is conclusive.

Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities.   However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics that is designed to prevent personnel of the Trust, the Adviser and the Distributor subject to the Codes of Ethics from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the Codes of Ethics). These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions.  Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix B and Appendix C, respectively. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-855-691-5288, or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy

The Board has adopted a policy to govern the circumstances under which disclosure regarding securities purchased, sold and held by the Fund (“Portfolio Securities”) may be made to shareholders of the Fund or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Executive Officer and Chief Financial Officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•	Public disclosure regarding Portfolio Securities is made in the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure is approved and monitored by the Trust’s CCO. Each disclosure arrangement has been authorized by the Fund and/or the Adviser in accordance with the Fund’s disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Fund and that each organization is subject to a duty of confidentiality.

•	Information regarding the general market exposure of the Fund may be disclosed, if such information is also disclosed on the Fund’s website and the information does not identify specific Portfolio Securities.

•	The Trust’s CCO may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of the Fund.

•	The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue	Ethical

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
regarding the portfolio requires counsel’s review
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – typesetter or printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s CCO because the Board has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•	The Trust’s CCO may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The CCO shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The CCO must inform the Board of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board following such approval.

•	Neither the Adviser or the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased, or sold by the Fund.

Other Expenses.

In addition to the investment advisory fees, the Fund pays all expenses not expressly assumed by the Adviser, including, without limitation, the fees and expenses of its independent registered public accounting firm and of its legal counsel; fees of its administrator, distributor and transfer agent, the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; bank transaction charges and custody fees; any costs associated with shareholder meetings, including proxy solicitors’ fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in section 851(h) of the Code (the “source-of-income test”).  Any income derived by the Fund from a partnership (other than a “qualified publicly traded partnership”) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

The Fund may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year (the “asset diversification tests”).  In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Treasury Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.

The Fund intends to satisfy all of the requirements of the source-of-income test and the asset diversification tests on an ongoing basis for continued qualification as a regulated investment company.

There is a remedy for failure to satisfy the asset diversification tests, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  If the failure of the asset diversification test was de minimis, the remedy would require corrective action but no payment of a tax.  There is also a remedy for failure of the source-of-income test, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates.  The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels.  For 2015, individual taxpayers with taxable incomes above $413,200 ($464,850 for married taxpayers filing jointly and $439,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends.  Taxpayers that are not in the highest tax bracket and are subject to the 25% (or greater) tax bracket on their ordinary income and whose taxable income is less than the above-mentioned thresholds will continue to be subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends.  For taxpayers whose ordinary income is generally taxed at less than the 25% rate, the long-term capital gains rate and rate on qualified dividends will be 0%.  These rates may change over time.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate (1) any distribution that constitutes a qualified dividend as qualified dividend income; (2) any tax-exempt distribution as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not Section 1256 Contracts generally will be treated as ordinary income or loss.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  Such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii) treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for Fund shares.  An exchange of shares is treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service (the “IRS”) for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

Under sections 1471 through 1474 of the Code, known as Foreign Account Tax Compliance Act (“FATCA”), the Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends and, from January 1, 2017, redemption proceeds and certain capital gain dividends, made to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts.  Shareholders may be requested to provide additional information to the Fund to enable it to determine whether FATCA withholding is required.  The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.  Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

FINANCIAL STATEMENTS

The Fund is newly organized and therefore no financial information is included in this SAI.  You may request a copy of the Fund’s Annual and Semi-Annual reports, once available, at no charge by calling the Fund at 1-855-691-5288.

APPENDIX A

TRUSTEES AND OFFICERS

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee**	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey * Year of Birth: 1957	Since February 2012	Trustee (2012 to present) President (June 2012 to October 2013)	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (1999 to present)	21	n/a
Independent Trustees:
John C. Davis Year of Birth: 1952	Since June 2012	Chairman (July 2014 to present) Trustee (2012 to present)	Consultant since May 2011; Retired Partner of PricewaterhouseCoopers LLP (1974-2010)	21	n/a
John J. Discepoli Year of Birth: 1963	Since June 2012	Trustee	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since November 2004	21	n/a
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since February 2016; Vice President of Tax Treasury at Standard Register, Inc. (formerly The Standard Register Company) from 2011 to 2016; Tax Partner at Deloitte Tax LLP from 1984 to 2011	21	n/a
Janine L. Cohen * Year of Birth: 1952	Since January 2016	Trustee	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	21	n/a

*	Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor. Mr. Dorsey was President of the Trust from June 2012 to October 2013.
**	As of January 1, 2016.

Name and Year of Birth	Length of Time Served	Position(s) Held withTrust	Principal Occupation(s)During Past 5 Years
Executive Officers:
David R. Carson^ Year of Birth: 1958	Since April 2013	President of the Trust (October 2013 to present); Principal Executive Officer of Ryan Labs Funds (October 2014 to present); Vice President Of the Trust (April 2013 to October 2013)
Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); Chief Compliance Officer, The Huntington Funds (2005 to 2013), The Flex-Funds (2006 to 2011), Meeder Financial (2007 to 2011), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013)

Nitin N. Kumbhani 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1948	Since June 2012	Principal Executive Officer of APEXcm Small/Mid Cap Growth Fund	President and Chief Investment Officer of Apex Capital Management, Inc. (1987 to present)
Michael Kalbfleisch 8163 Old Yankee Road, Suite E Dayton, Ohio 45458 Year of Birth: 1959	Since June 2012	Vice President of APEXcm Small/Mid Cap Growth Fund	Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to present)
William S. Sloneker 8845 Governor’s Hill Drive, Cincinnati, Ohio 45249 Year of Birth: 1953	Since June 2012	Principal Executive Officer of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund	Chairman, Chief Executive Office and Portfolio Manager of Cincinnati Asset Management, Inc. (1989 to present)
Andrew B. Wellington 405 Park Avenue, 6th Floor New York, New York 10022 Year of Birth: 1968	Since January 2013	Principal Executive Officer of Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund	Managing Director of Lyrical Asset Management LP (2008 to present)
Nicholas Chermayeff 300 First Stamford Place 3rd Floor East Stamford, CT 06902 Year of Birth: 1969	Since April 2013	Principal Executive Officer of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund	Co-Chief Executive Officer and Principal of Barrow Street Capital LLC (1997 to present) and Barrow Street Advisors LLC
Andrew Dassori 215 Park Avenue South, Suite 1902 New York, NY 10003 Year of Birth: 1984	Since July 2013	Principal Executive Officer of Wavelength Interest Rate Neutral Fund	Managing Member and Chief Compliance Officer of Wavelength Capital Management, LLC (2013 to present); Formerly, Portfolio Manager, Credit Suisse Asset Management LLC (2007-2013)
Henry M.T. Jones 1380 West Paces Ferry Rd. Suite 1000 Atlanta, GA 30327 Year of Birth: 1971	Since July 2014	Principal Executive Officer of Blue Current Global Dividend Fund	Co-Managing Partner of Edge Advisors, LLC (2012 to present); co-founder and partner (2006 to present)

Stephen P. Lack 55 Waugh Drive Suite 1130 Houston, TX 770077 Year of Birth: 1957	Since October 2014	Principal Executive Officer of Galapagos Partners Select Equity Fund	Founder, President and Chief Investment Officer of Galapagos Partners, L.P. (2007 to present)
Benjamin H. Thomas 401 West Main Street Suite 2100 Louisville, KY 40202 Year of Birth: 1974	Since April 2015	Principal Executive Officer of Waycross Long/Short Equity Fund	Founder, Managing Partner and Portfolio Manager for Waycross Partners, LLC (2005 to present)
Robert T. Slaymaker 655 Montgomery Street, Suite 1905 San Francisco, CA 94000 Year of Birth: 1951	Since September 2015	Principal Executive Officer of Alambic Small Cap Value Plus Fund	Partner and Head of Client Service at Alambic Investment Management L.P. (2013 to present); Operating Partner at Advent International, Inc. (2008 to 2013)
Daniel Darchuck 30 Ragsdale Dr., Monterey, CA 93940 Year of Birth: 1958	Since September 2015	Principal Executive Officer of Topturn OneEighty Fund	Co-Founder, Chief Executive Officer of Topturn Capital, LLC (2009 to present); Chief Executive Officer of Topturn Fund Advisors, LLC (2015 to present)
Christopher M. Niemczewski 21 Dupont Circle NW, Suite 500, Washington, D.C. 20036 Year of Birth: 1951	Since October 2015	Principal Executive Officer of Marshfield Concentrated Opportunity Fund	Founder, Managing Principal of Marshfield Associates, Inc. (1989 to present)
Jennifer L. Leamer^ Year of Birth: 1976	Since April 2014	Treasurer (2014-present); Assistant Treasurer (April 2014- October 2014)	Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst (2007 to 2014)
Bo J. Howell^ Year of Birth: 1981	Since October 2014	Secretary (2015 to present); Assistant Secretary (2014)
V.P., Director of Fund Administration for Ultimus Fund Solutions, LLC (2014 to present); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012)

Stephen L. Preston^ Year of Birth: 1966	Since June 2012	Chief Compliance Officer
Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC (2011 to present); Senior Consultant at Mainstay Capital Markets Consultants (2010 to 2011); Chief Compliance Officer at INTL Trading, Inc. (2008 to 2010);

Mark J. Seger^ Year of Birth: 1962	Since February 2012	Assistant Treasurer (2014 to present); Treasurer (2012 to 2014)	Co-Founder and Managing Director of Ultimus Fund Solutions, LLC (1999 to present)
Frank L. Newbauer^ Year of Birth: 1954	Since February 2012	Assistant Secretary (2015 to present); Secretary (2012 to 2015)	Assistant Vice President of Ultimus Fund Solutions, LLC (2010 to present)
Charles C. Black^ Year of Birth: 1979	Since April 2015	Assistant Chief Compliance Officer
Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015), Senior Compliance Manager at Fund Evaluation Group (2011 to 2013); Regulatory Administration Specialist (2006 to 2011)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

APPENDIX B

ULTIMUS MANAGERS TRUST
PROXY VOTING POLICIES AND PROCEDURES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, each Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to each Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of each Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

APPENDIX C

MARSHFIELD ASSOCIATES, INC.

Proxy Voting Policy

I.	Policy

We vote client proxies in a manner solely in the interest of the client. We consider only those factors that relate to the client's investment, including how a vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, the Company and its employees shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

We use the services of ISS ProxyExchange (“ISS”), a third party proxy voting service, to assist in our proxy voting process. We look to ISS to provide it with governance analytics, and frequently, though not always, vote in accordance with the recommendations of ISS.1  We may also, upon client request, look to the Taft-Hartley recommendations provided by ISS in voting client proxies.  We do not substitute these recommendations for our own judgment, however, and will (unless requested otherwise by a client) make our own independent assessment of the maximization of shareholder value and the best interests of our clients when voting proxies.

1.	Marshfield Proxies

Typically Marshfield only votes proxies for clients where we are contractually obligated to vote on their behalf, these clients are listed in Appendix A. When there is an issue that Marshfield feels strongly about, we will exercise our ability to vote proxies for all clients where we have the discretion. Chad Goldberg is the Proxy Manager responsible for directing how the proxies should be cast for Marshfield.

2.	ERISA Account Proxies

In considering votes for ERISA accounts (“Plans”), we recognize that:

(a)	Plan trustees are ordinarily responsible for voting proxies, unless the Plan documents direct Marshfield to vote the proxies.

(b)	If we are directed to vote proxies, voting may be subject to specific guidelines issued by the Plan’s trustees.

3.	Mutual Fund Proxies

1 The ISS Guidelines, as amended from time to time, are available upon request.

The Mutual Funds Advisors will vote proxies in a manner consistent with the best interest of the Funds and their shareholders. John Beatson is responsible for casting all proxies received for Bushido MF and Chad Goldberg is responsible for casting all proxies received for Marshfield MF.

II.	The Proxy Voting Policies and Procedures are supervised by the Proxy Voting Manager(s) and executed under the direction of a Proxy Voting Coordinator. The Proxy Voting Coordinator is responsible for executing the Proxy Voting Procedures on behalf of each client, or delegating such authority to another employee, subject to the supervision of the Proxy Voting Coordinator. Proxy Voting Procedure

1.	All proxies received for the Advisors will be sent to the appropriate proxy voting manager. If a proxy notification is received via Governance Analytics:
i.	The Proxy Voting Coordinator will log into the Governance Analytics system, and print the security-holder report to ascertain which clients hold the security in question.

ii.	The Proxy Voting Coordinator will then reconcile that report against a Security Cross Reference Report printed from Axys, to verify that the information from Governance Analytics is correct as of the record date. Any corrections will be made by the Proxy Voting Coordinator as necessary.

iii.	The Proxy Voting Coordinator will provide the voting information, any relevant research, recommendations from Governance Analytics, and any relevant client instructions or recommendations to the Voting Manager.

2.	Absent any material conflicts, the Proxy Voting Manager will first determine if the firm wants to only vote proxies where required by the client or for all accounts where we have discretion to do so.

3.	The proxy manager will alert compliance as to whether we only voted where required by the client or if for all clients where we have the discretion to vote proxies, if we voted with or against an ISS recommendation and why if against the recommendation. This information will be maintained in a file on the share drive.

4.	Resolution of Conflicts Of Interest
Material conflict of interest between the interests of the Advisors or affiliates, Trust’s principal underwriter, affiliated person of the Mutual Funds, or a principal underwriter the advisors shall resolve such conflict in the manner described below:

a.	The advisors will identify any conflicts that exist between the interests of the advisor and client, by reviewing the relationship of the firm with the issuer of each security to determine if the firm or any of its employees/affiliates has any financial, business or personal relationship with the issuer.

b.	If material conflict of interest exists, the CCO will be notified. In the case of MA,-the Voting Manager (or Proxy Voting Coordinator) will refer the vote back to the client, disclosing the conflict of interest. The Voting Manager will then vote the proxy according to the direction of the client. For the Mutual Funds, the CCO shall promptly notify the Mutual Funds Trusts of any material conflict of best interest of the Mutual Funds and its shareholders. Consultation with outside counsel may be sought.
c.	The advisors will maintain a record of the voting resolution as well as any conflict of interest.

III.	Reports

1.	Marshfield

Unless otherwise requested by a client, and agreed to by us, records of proxy votes will only be transmitted to clients upon their request.  Such requests must be made in writing, and will be answered within 5 business days of any such request.  In some cases we will agree to provide quarterly, bi-annual, or annual reports of proxy voting, as requested by a client.

2.	Bushido / Marshfield Mutual Funds

Annually, the Mutual Funds will provide to the Mutual Funds Trusts Boards a record of each proxy voted with respect to portfolio securities held by the Mutual Funds during the year.
i.	A separate report will be provided for proxies involving conflict of interest; indicating the nature of the conflict, and how the conflict was resolved.

IV.	Annual Filing

Annually, in July, the proxy coordinator shall generate a report of each proxy voted with respect to portfolio securities held in the Mutual Funds during the twelve-month period ending June 30, and forward to the appropriate Fund Administrators.  .

US Bank, on behalf of Bushido MF, and Ultimus, on behalf of Marshfield MF shall file an annual proxy votes cast on Form N-PX, no later than August 31 of each year.

V.	Review of Proxy Voting Policies and Procedures

A.	On a regular basis, the Proxy Voting Coordinator will verify that proxies held by the advisors, that are instructed to be voted, have been voted. The coordinator may, in addition, verify that individual votes were processed according to the Voting Manager’s instructions.

B.	Annually, the CCO will:

(i)	Verify that all annual proxies for the securities held in the client accounts managed by each Advisors were voted;

(ii)	Verify that each proxy received was voted in a manner consistent with these Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

(iii)	Review any instances where errors occurred, and determine what steps, if any, may be taken to prevent similar error in the future; and

(iv)	Review the files to verify that records of the voting of the proxies have been properly maintained.